Exhibit 99.4

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 1 of 32

SIDLEY AUSTIN LLP

Thomas R. Califano (24122825)

Rakhee V. Patel (00797213)

Jeri Leigh Miller (24102176)

2021 McKinney Avenue, Suite 2000

Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
rpatel@sidley.com
jeri.miller@sidley.com

SIDLEY AUSTIN LLP

Andres Barajas (admitted pro hac vice)

Weiru Fang (admitted pro hac vice)

787 Seventh Avenue

New York, New York 10019

Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	andres.barajas@sidley.com
weiru.fang@sidley.com

Attorneys for the Debtors and

Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re: EBIX, INC., et al.[1] Debtors.	Chapter 11 Case No. 23-80004 (SWE) (Jointly Administered)

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 2 of 32

GLOBAL NOTES FOR THE

MARCH 2024 MONTHLY OPERATING REPORTS

On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE).

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. The Debtors have not separately classified the assets held for sale following entry of the order approving the sale of the Debtors’ North American life and annuity assets. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed December 2023 monthly operating reports. The financial statements

2

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 3 of 32

presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

3.	Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6.

Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

7.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

8.

Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9.

Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255].

3

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 4 of 32

10.

Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.

11.	Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

12.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

13.	Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information.

14.

Payments To or On Behalf of Nonbankruptcy Professionals. Although all payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295], the objection period for certain of these ordinary course professionals has not yet passed as of the filing of this MOR.

15.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors.

16.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

4

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 5 of 32

UNITED STATES BANKRUPTCY COURT

 NORTHERN DISTRICT OF TEXAS

        DALLAS

In Re. P.B. Systems, Inc.	§	Case No. 23-80006
§
	§	Lead Case No. 23-80004
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 03/31/2024		Petition Date: 12/17/2023
Months Pending: 4		Industry Classification:	5	1	8	2

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

04/22/2024	1 Ebix Way
Date	Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 6 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$41,640

b.	Accounts receivable over 90 days outstanding (net of allowance)	$190,687

c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d	Total current assets	$41,640

e.	Total assets	$620,756

f.	Postpetition payables (excluding taxes)	$2,749,882

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$453

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$2,750,335

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$49,611,372

n.	Total liabilities (debt) (j+k+l+m)	$52,361,707

o.	Ending equity/net worth (e-n)	$-51,740,951

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$21,420

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$929,302

c.	Gross profit (a-b)	$-907,882

d.	Selling expenses	$0

e.	General and administrative expenses	$-29

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$16,890

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$-924,744	$-3,243,192

UST Form 11-MOR (12/01/2021)	2

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 7 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 8 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

xxxvii
xxxviii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi
lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxviii

UST Form 11-MOR (12/01/2021)	4

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 9 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

lxxix
lxxx
lxxxi
lxxxii
lxxxiii
lxxxiv
lxxxv
lxxxvi
lxxxvii
lxxxviii
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii
xcix
c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 10 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi
xxxvii
xxxviii
xxxix
xl
xli
xlii
xliii
xliv
xlv
xlvi
xlvii
xlviii
xlix
l
li
lii
liii
liv
lv
lvi

UST Form 11-MOR (12/01/2021)	6

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 11 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

lvii
lviii
lix
lx
lxi
lxii
lxiii
lxiv
lxv
lxvi
lxvii
lxviii
lxix
lxx
lxxi
lxxii
lxxiii
lxxiv
lxxv
lxxvi
lxxvii
lxxviii
lxxix
lxxx
lxxxi
lxxxii
lxxxiii
lxxxiv
lxxxv
lxxxvi
lxxxvii
lxxxviii
lxxxix
xc
xci
xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 12 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0

b.	Postpetition income taxes paid (local, state, and federal)	$0	$0

c.	Postpetition employer payroll taxes accrued	$453	$453

d.	Postpetition employer payroll taxes paid	$0	$0

e.	Postpetition property taxes paid	$0	$0

f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0

g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐	No ☒

b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒

c.		Were any payments made to or on behalf of insiders?	Yes ☐	No ☒

d.		Are you current on postpetition tax return filings?	Yes ☒	No ☐

e.		Are you current on postpetition estimated tax payments?	Yes ☒	No ☐

f.		Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐

g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒

h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☐	No ☐	N/A ☒

i.	Do you have:	Worker’s compensation insurance?	Yes ☒	No ☐

		If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)

		Casualty/property insurance?	Yes ☒	No ☐

		If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)

		General liability insurance?	Yes ☒	No ☐

		If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)

j.		Has a plan of reorganization been filed with the court?	Yes ☒	No ☐

k.		Has a disclosure statement been filed with the court?	Yes ☒	No ☐

l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 13 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	04/22/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 14 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

UST Form 11-MOR (12/01/2021)	10

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 15 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

UST Form 11-MOR (12/01/2021)	11

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 16 of 32

Debtor’s Name P.B. Systems, Inc.	Case No. 23-80006

UST Form 11-MOR (12/01/2021)	12

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 17 of 32

MOR-1

In re: EBIX, INC., et al.	Lead Case No: 23-80004

Statement of Cash Receipts and Disbursements - (Unaudited)	Reporting Period: March 1 - March 31, 2024

Ebix, Inc.
Receipts
Customer Receipts	$12,048,234
Other Receipts	8,014,776
Debt Proceeds	—

Total Receipts	$20,063,010
Disbursements
Payroll & Benefits	$(3,886,598)
3rd Party Trade Vendors	(2,093,618)
Ordinary Course Professionals	—
Taxes & Duties	(125,415)
Other Operating Disbursements	(30,000)

Total Disbursements	$(6,135,631)

Net Operating Cash Flow	$13,927,378

Other Non-Operating Cash Flows	$—
Restructuring Professional Fees	(12,913,673)
Debt Service - Fees	(1,055,861)

Total Non-operating Cash Flows	$(13,969,534)
Intercompany
Intercompany Transfers (receipts)	—
Intercompany Transfers (disbursements)	(1,797,532)

Intercompany Transfers (net)	$(1,797,532)

Net Cash Flow	$(1,839,688)

Beginning Bank Cash	$14,436,894
Net Cash Flow	(1,839,688)

Ending Bank Cash	$12,597,206

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 18 of 32

MOR-2

In re: EBIX, INC., et al.	Lead Case No: 23-80004

Balance Sheet as of March 31, 2024 - (Unaudited)	Reporting Period: March 1 - March 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets
Current Assets:
Cash and Cash equivalents	$13,643,393	$—	$—	$—	$—	$—
Fiduciary funds - restricted	—	—	—	—	—	—
Accounts receivable, less allowance	26,674,184	41,640	241,427	64,866	7,794,559	571,271
Intercompany receivable	80,012,375	—	—	—	—	—
Other current assets	19,955,937	—	—	1,409	243	56,673

Total current assets	$140,285,890	$41,640	$241,427	$66,275	$7,794,802	$627,944
Property and equipment, net	22,210,403	766	—	—	—	10,229
Right-of-Use Assets	268,828	578,351	—	—	—	127,458
Goodwill	192,040,854	—	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	3,465,838	—	226,104	0	(0)	204,112
Indefinite-lived intangibles	14,240,000	—	—	—	—	—
Capitalized software development costs, net	162,318	—	—	—	—	—
Deferred tax assets, net - long-term	22,033,811	—	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	147,408,152	—	(5,216,707)	—	—	—

Total assets	$542,116,095	$620,756	$(50,614)	$19,478,060	$24,410,230	$63,003,283

Liabilities & Equity
Current Liabilities
Accounts Payable and accrued expenses	$20,057,675	$—	$—	$4,584	$—	$28,689
Accrued payroll and related benefits	1,299,066	6,747	—	—	776	—
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	93,000,000	—	—	—	—	—
Current portion of long term debt and capital lease obligations	—	—	—	—	—	—
Intercompany payable	2,457,974	2,743,588	11,506	(34,311)	1,268,677	11,722
Deferred revenue	23,939,911	—	145,710	1,551	302,597	579,134
Short term lease liability	—	—	—	—	—	—
Other current liabilities	1,608	—	—	—	—	—

Total Current Liabilities	$140,756,234	$2,750,335	$157,216	$(28,177)	$1,572,050	$619,544
Liabilities Subject to Compromise
Accounts Payable and accrued expenses	$7,744,368	$34,700	$—	$5,179	$10,842	$70,309
Accrued payroll and related benefits	180,350	—	—	—	—	—
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	585,410,216	—	—	—	—	—
Current portion of long term debt and capital lease obligations	96,528	—	—	—	—	—
Intercompany payable	303,282,320	49,576,672	(4,669,565)	(4,745,420)	9,464,805	(36,903,570)
Deferred revenue	—	—	—	—	—	—
Short term lease liability	361,156	—	—	—	—	—
Other current liabilities	(6,587)	—	—	—	(1,648)	(51,295)

Total Liabilities Subject to Compromise	$897,068,351	$49,611,372	$(4,669,565)	$(4,740,241)	$9,473,998	$(36,884,557)
Long term debt and capital lease obligation, less current portion	9,650	—	—	—	—	—
Other liabilities	2,329,890	—	—	—	—	—
Earnout contingencies	—	—	—	—	—	—
Put option liability	—	—	—	—	—	—
Long term lease liability	743,980	—	—	—	—	—

Total liabilities	$1,040,908,105	$52,361,707	$(4,512,349)	$(4,768,417)	$11,046,048	$(36,265,013)
Common stock, $.10 par value	3,790,888	—	—	—	—	—
Additional paid-in capital	4,036,749	—	—	20,000,000	21,532,000	88,420,090
Treasury stock	—	—	—	—	—	—
Retained earnings	(517,313,410)	(51,740,951)	4,461,734	4,246,478	(8,167,818)	10,848,206
Accumulated other comprehensive income	(529,688)	—	—	—	—	—

Total Ebix, Inc. stockholders’ equity	$(510,015,460)	$(51,740,951)	$4,461,734	$24,246,478	$13,364,182	$99,268,296
Noncontrolling interest	11,223,450	—	—	—	—	—

Total stockholders’ equity	$(498,792,010)	$(51,740,951)	$4,461,734	$24,246,478	$13,364,182	$99,268,296

Total Liabilities & Equity	$542,116,095	$620,756	$(50,614)	$19,478,060	$24,410,230	$63,003,283

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 19 of 32

MOR-3

In re: EBIX, INC., et al.	Lead Case No: 23-80004

Statement of Operations for the month of March 2024 - (Unaudited)	Reporting Period: March 1 - March 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue
Operating Revenue	$11,163,037	$21,420	$81,395	$151,661	$129,826	$458,273

Total Revenue	11,163,037	21,420	81,395	151,661	129,826	458,273
Operating Expenses
Services and other costs	4,935,891	901,120	31,315	73,426	487,489	347,763
Product Development	1,495,943	28,182	26,405	41,701	—	28,293
Sales and Marketing	1,014,308	—	—	20,846	—	—
General and Administrative	2,064,083	(29)	6,792	533	1,886	382
Amortization and Depreciation	535,759	16,890	10,277	—	—	9,787

Total Operating Income	$1,117,053	$(924,744)	$6,605	$15,156	$(359,550)	$72,047

Interest Income	—	—	—	—	—	—
Interest Expense	(580,758)	—	—	—	—	—
Reorganization Fees	(12,061,306)	—	—	—	—	—
Other non-operating income	—	—	—	—	—	—
Foreign exchange gain/loss	—	—	—	—	—	—

Income before taxes	$(11,525,011)	$(924,744)	$6,605	$15,156	$(359,550)	$72,047

Income tax expenses	—	—	—	—	—	—
Net Income (loss) including noncontrolling interest	—	—	—	—	—	—
Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—

Net income (loss)	$(11,525,011)	$(924,744)	$6,605	$15,156	$(359,550)	$72,047

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 20 of 32

MOR-4

In re: EBIX, INC., et al.	Lead Case No: 23-80004

Accounts Receivable Aging	Reporting Period: March 1 - March 31, 2024

Entity	Current	30 Days	60 Days	90 Days	120 Days	Allowance for Doubtful Accounts	Total
Ebix, Inc.	$13,989,729	$2,571,127	$2,071,229	$1,844,878	$11,133,983	$(7,334,843)	$24,276,102
P.B. Systems, Inc.	21,420	21,420	—	—	190,687	(191,887)	41,640
Facts Services, Inc.	97,823	6,838	23,224	6,806	68,648	(19,107)	184,233
Agency Solutions.com, LLC d/b/a/ Health Connect LLC	38,757	2,322	10,372	7,289	48,364	(42,239)	64,866
ConfirmNet Corporation	382,909	46,347	141,773	14,349	7,370,089	(160,909)	7,794,559
A.D.A.M., Inc.	240,566	(8,190)	197,051	2,649	92,110	(279,700)	244,487

Total Accounts Receivable	$14,771,205	$2,639,864	$2,443,650	$1,875,972	$18,903,881	$(8,028,685)	$32,605,887

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 21 of 32

MOR-5

In re: EBIX, INC., et al.	Lead Case No: 23-80004

Disbursements by Entity	Reporting Period: March 1 - March 31, 2024

Date	Check Number	Amount	Vendor	Entity
3/1/2024		$(87,952.79)	Datasite	Ebix, Inc.
3/1/2024		(35,078.59)	Change Healthcare	Ebix, Inc.
3/1/2024		(23,746.00)	Berkley Technology Und	Ebix, Inc.
3/1/2024		(23,361.20)	Ztek Consulting Inc	Ebix, Inc.
3/1/2024		(15,909.09)	Lockton	Ebix, Inc.
3/1/2024		(14,988.00)	Crime Fighters of Atla	Ebix, Inc.
3/1/2024		(13,125.00)	GOKARE LAW FIRM	Ebix, Inc.
3/1/2024		(12,668.80)	Fair Health Inc	Ebix, Inc.
3/1/2024		(11,559.00)	Persistent Systems Inc	Ebix, Inc.
3/1/2024		(5,693.00)	K&C Building Maintenan	Ebix, Inc.
3/1/2024		(4,650.00)	Dan Celia	Ebix, Inc.
3/1/2024		(3,656.75)	Craftsman Printing Inc	Ebix, Inc.
3/1/2024		(3,481.02)	Athens Paper Co	Ebix, Inc.
3/1/2024		(3,390.90)	Provident Life & Acci	Ebix, Inc.
3/1/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
3/1/2024		(2,970.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
3/1/2024		(2,871.40)	DEBORAH GUIN	Ebix, Inc.
3/1/2024		(2,850.00)	Philomena Dicicco	Ebix, Inc.
3/1/2024		(2,560.00)	Renee Cocchi	Ebix, Inc.
3/1/2024		(1,800.00)	Hope E Karnes Nicely	Ebix, Inc.
3/1/2024		(1,678.10)	Guardian Concentration	Ebix, Inc.
3/1/2024		(1,500.00)	James Warne Schmidley	Ebix, Inc.
3/1/2024		(1,188.00)	Alan B. Grosbach	Ebix, Inc.
3/1/2024		(1,047.50)	Elizabeth Smoots MD	Ebix, Inc.
3/1/2024		(900.00)	Travis Burke	Ebix, Inc.
3/1/2024		(897.00)	Prentiss Taylor	Ebix, Inc.
3/1/2024		(800.00)	Jeremy Juern, MD	Ebix, Inc.
3/1/2024		(700.00)	NCC Group Solutions	Ebix, Inc.
3/1/2024		(700.00)	Kenneth Sherman	Ebix, Inc.
3/1/2024		(700.00)	Lawrence Schiller	Ebix, Inc.
3/1/2024		(700.00)	Nonfocal Neurology	Ebix, Inc.
3/1/2024		(680.00)	Amy I Hall	Ebix, Inc.
3/1/2024		(500.00)	James C. Melville	Ebix, Inc.
3/1/2024		(384.00)	Kelley Allison Turner	Ebix, Inc.
3/1/2024		(377.00)	365 Operating Co LLC	Ebix, Inc.
3/1/2024		(375.00)	Christine m Lucarelli	Ebix, Inc.
3/1/2024		(354.49)	Nalco Water	Ebix, Inc.
3/1/2024		(350.00)	Mineral Inc	Ebix, Inc.
3/1/2024		(300.00)	ERIC ENDLICH, PHD	Ebix, Inc.
3/1/2024		(250.00)	Margaret Spence MD	Ebix, Inc.
3/1/2024		(250.00)	Andrew J Higdon	Ebix, Inc.
3/1/2024		(177.25)	Esker Inc	Ebix, Inc.
3/1/2024		(150.00)	J Ivan Lopez	Ebix, Inc.
3/1/2024		(125.00)	Bradley Allen Sharpe	Ebix, Inc.
3/1/2024		(125.00)	Niloofar Latifi	Ebix, Inc.
3/1/2024		(125.00)	Mona Krouss	Ebix, Inc.
3/1/2024		(99.90)	HIRERIGHT LLC	Ebix, Inc.
3/1/2024		(37.05)	DF Inst	Ebix, Inc.
3/1/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/1/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/1/2024	14408	(100.00)	Chad Burke	Ebix, Inc.
3/1/2024	14443	(625.00)	Christopher George Bazewicz	Ebix, Inc.
3/1/2024	14450	(600.00)	Cinthia Elkins	Ebix, Inc.
3/1/2024	14451	(261.90)	EZOT, INC	Ebix, Inc.
3/1/2024	14473	(300.00)	Ryan Lawrence Steinberg	Ebix, Inc.
3/1/2024	14475	(842.17)	Greg Thompson	Ebix, Inc.
3/1/2024		(210.76)	NEVADA TAX	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 22 of 32

Date	Check Number	Amount	Vendor	Entity
3/1/2024		(1,608.93)	UTAH801/297-7703	Ebix, Inc.
3/1/2024		(2,500.00)	Digicert	Ebix, Inc.
3/1/2024		(4,750.00)	Hilco Real Estate Appraisal, LLC	Ebix, Inc.
3/1/2024		(8,921.84)	Miller Advertising Agency	Ebix, Inc.
3/1/2024		(4,315.69)	National Securities Clearing	Ebix, Inc.
3/1/2024		(50,000.00)	USPS	Ebix, Inc.
3/4/2024		(1,750.00)	Marica Borovich-Law	Ebix, Inc.
3/4/2024		(1,400.00)	Jamie Lynn Byram	Ebix, Inc.
3/4/2024	14328	(271.25)	Laura Collins	Ebix, Inc.
3/4/2024	14421	(250.00)	Marica Borovich-Law	Ebix, Inc.
3/4/2024	14440	(800.00)	Marshall S Baker	Ebix, Inc.
3/4/2024	14441	(480.00)	BALCH & BINGHAM, LLP	Ebix, Inc.
3/4/2024	14448	(800.00)	KATHLEEN CHRISTIANS	Ebix, Inc.
3/4/2024	14452	(450.00)	Paul Gellhaus	Ebix, Inc.
3/4/2024	14454	(600.00)	MELISSA MAE HAGMAN	Ebix, Inc.
3/4/2024	14458	(500.00)	Thomas Michael Loughnoy	Ebix, Inc.
3/4/2024	14467	(152.42)	OPTUM INSIGHT	Ebix, Inc.
3/4/2024	14468	(500.00)	Marianna Theresa Papademetriou	Ebix, Inc.
3/4/2024	14471	(400.00)	Stacey Rose	Ebix, Inc.
3/4/2024	14499	(9,018.11)	ORACLE AMERICA, INC	Ebix, Inc.
3/4/2024	14501	(400.00)	Stacey Rose	Ebix, Inc.
3/4/2024	14502	(1,000.00)	Thomas Schlieve	Ebix, Inc.
3/4/2024	14504	(174.59)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
3/4/2024		(20.45)	AUTHNET GATEWAY	Ebix, Inc.
3/4/2024		(29.94)	FEDERAL EXPRESS	Ebix, Inc.
3/4/2024		(17,092.26)	Sawnee Electric	Ebix, Inc.
3/4/2024		(38.61)	Amazon.com	Ebix, Inc.
3/4/2024		(89.98)	Amazon.com	Ebix, Inc.
3/4/2024		(21.19)	Amazon.com	Ebix, Inc.
3/4/2024		(45.57)	Amazon.com	Ebix, Inc.
3/4/2024		981.57	Facebook	Ebix, Inc.
3/4/2024		900.00	Facebook	Ebix, Inc.
3/4/2024		900.00	Facebook	Ebix, Inc.
3/4/2024		900.00	Facebook	Ebix, Inc.
3/4/2024		900.00	Facebook	Ebix, Inc.
3/4/2024		900.00	Facebook	Ebix, Inc.
3/4/2024		(119.37)	The Home Depot	Ebix, Inc.
3/4/2024		(145.43)	Target	Ebix, Inc.
3/4/2024		(47.81)	Target	Ebix, Inc.
3/5/2024		(33,115.43)	Adfire Health	Ebix, Inc.
3/5/2024		(14,988.00)	Crime Fighters of Atla	Ebix, Inc.
3/5/2024		(540.00)	Josef Shargorodsky	Ebix, Inc.
3/5/2024	14311	(185.16)	AMER ASSOC OF ORTHODONTICS	Ebix, Inc.
3/5/2024	14477	(792.00)	TODD M. TUTTLE, MD	Ebix, Inc.
3/5/2024	14496	(7,500.00)	MIB, INC	Ebix, Inc.
3/5/2024		(48,761.06)	Paycom Payroll	Ebix, Inc.
3/5/2024		(7,010.21)	Paycom Payroll	Ebix, Inc.
3/5/2024		(19.99)	Amazon.com	Ebix, Inc.
3/5/2024		(19.98)	Amazon.com	Ebix, Inc.
3/5/2024		(34.33)	Amazon.com	Ebix, Inc.
3/5/2024		(19.99)	Amazon.com	Ebix, Inc.
3/5/2024		(29.21)	Amazon.com	Ebix, Inc.
3/5/2024		(64.10)	Amazon.com	Ebix, Inc.
3/5/2024		(33.60)	Amazon.com	Ebix, Inc.
3/5/2024		(19.99)	Amazon.com	Ebix, Inc.
3/5/2024		(22.98)	Amazon.com	Ebix, Inc.
3/5/2024		(706.20)	Delta Airlines	Ebix, Inc.
3/5/2024		(706.20)	Delta Airlines	Ebix, Inc.
3/5/2024		(168.10)	Delta Airlines	Ebix, Inc.
3/5/2024		(673.35)	Hyatt	Ebix, Inc.
3/5/2024		(401.91)	A J R, INC.	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 23 of 32

Date	Check Number	Amount	Vendor	Entity
3/5/2024		(172.55)	Lowe’s	Ebix, Inc.
3/5/2024		(420.00)	Dr Jennifer Bjazevic	Ebix, Inc.
3/6/2024		(50,362.66)	St. Moritz Security Se	Ebix, Inc.
3/6/2024		(47,463.21)	Katon Partners LLC	Ebix, Inc.
3/6/2024		(32,029.00)	LinkConnector Corporat	Ebix, Inc.
3/6/2024		(4,226.25)	LunarLab LLC	Ebix, Inc.
3/6/2024		(3,430.00)	Bryan E Anderson	Ebix, Inc.
3/6/2024		(3,360.00)	ALLISON HAYS	Ebix, Inc.
3/6/2024		(1,650.00)	Twilio Inc	Ebix, Inc.
3/6/2024		(1,242.50)	Thomas Metkus	Ebix, Inc.
3/6/2024		(700.00)	William Lee	Ebix, Inc.
3/6/2024		(700.00)	Sashank Prasad	Ebix, Inc.
3/6/2024		(700.00)	Lauren Krupp	Ebix, Inc.
3/6/2024		(700.00)	Kirk R Daffner	Ebix, Inc.
3/6/2024		(525.00)	Sarah Lim MD	Ebix, Inc.
3/6/2024		(250.00)	Paycom Payroll	Ebix, Inc.
3/6/2024	14105	(1,320.00)	ROY WONG, MD	Ebix, Inc.
3/6/2024	14307	(440.00)	ROY WONG, MD	Ebix, Inc.
3/6/2024	14337	(1,000.00)	Ghali Elias Ghali	Ebix, Inc.
3/6/2024	14480	(220.00)	ROY WONG, MD	Ebix, Inc.
3/6/2024	14485	(691.26)	CONCORD III	Ebix, Inc.
3/6/2024	14491	(1,320.00)	GIIssues Inc.	Ebix, Inc.
3/6/2024		(60.99)	Amazon.com	Ebix, Inc.
3/6/2024		(40.48)	Amazon.com	Ebix, Inc.
3/6/2024		(82.97)	Amazon.com	Ebix, Inc.
3/6/2024		(52.15)	Amazon.com	Ebix, Inc.
3/6/2024		(751.21)	American Airlines	Ebix, Inc.
3/6/2024		(103.75)	Ohio Bureau of Workers’ Compensation	Ebix, Inc.
3/6/2024		(1,184.56)	Extra Space	Ebix, Inc.
3/6/2024		(523.40)	Extra Space	Ebix, Inc.
3/6/2024		(491.28)	Extra Space	Ebix, Inc.
3/6/2024		(350.90)	Extra Space	Ebix, Inc.
3/6/2024		(1,285.64)	Google	Ebix, Inc.
3/6/2024		(500.00)	Google	Ebix, Inc.
3/6/2024		(1,108.37)	Hotels.com	Ebix, Inc.
3/6/2024		(1,108.37)	Hotels.com	Ebix, Inc.
3/6/2024		(15.99)	Lyft	Ebix, Inc.
3/6/2024		(25.59)	The Home Depot	Ebix, Inc.
3/6/2024		(127.98)	Southwest Airlines	Ebix, Inc.
3/6/2024		(15.00)	Southwest Airlines	Ebix, Inc.
3/6/2024		(21.54)	TJ Maxx	Ebix, Inc.
3/7/2024		(1,960.00)	JANICE A TOWNSEND, DDS	Ebix, Inc.
3/7/2024		(630.00)	Zimin Zhao	Ebix, Inc.
3/7/2024		(379.73)	Paycom Payroll	Ebix, Inc.
3/7/2024		2.81	Citizens Bank	Ebix, Inc.
3/7/2024	14464	(300.00)	MARK MOYAD, MD	Ebix, Inc.
3/7/2024	14494	(4,600.00)	John Mardant	Ebix, Inc.
3/7/2024		(114,816.38)	Paycom Payroll	Ebix, Inc.
3/7/2024		(82.18)	Amazon.com	Ebix, Inc.
3/7/2024		(399.00)	Fueled, Inc	Ebix, Inc.
3/7/2024		(1,251.79)	Google	Ebix, Inc.
3/7/2024		(500.00)	Google	Ebix, Inc.
3/7/2024		(499.25)	Google	Ebix, Inc.
3/7/2024		(75.49)	Google	Ebix, Inc.
3/7/2024		(14.99)	Lyft	Ebix, Inc.
3/7/2024		(2,726.68)	Microsoft	Ebix, Inc.
3/7/2024		(35.00)	Sinch	Ebix, Inc.
3/7/2024		(560.20)	United Airlines	Ebix, Inc.
3/7/2024		(529.90)	United Airlines	Ebix, Inc.
3/7/2024		(4,563,378.00)	Omni Agent Solutions	Ebix, Inc.
3/8/2024		(114,998.12)	Kane Russell Coleman L	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 24 of 32

Date	Check Number	Amount	Vendor	Entity
3/8/2024		(54,129.22)	A.M. Best Company Inc	Ebix, Inc.
3/8/2024		(9,942.17)	Western States Envelop	Ebix, Inc.
3/8/2024		(6,566.00)	Data Memory Marketing	Ebix, Inc.
3/8/2024		(6,408.19)	NRAI	Ebix, Inc.
3/8/2024		(4,123.70)	DTCC Solutions LLC	Ebix, Inc.
3/8/2024		(3,172.86)	Lumen	Ebix, Inc.
3/8/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
3/8/2024		(2,341.00)	Got Bugs Termite Pest	Ebix, Inc.
3/8/2024		(1,894.46)	Accuimage	Ebix, Inc.
3/8/2024		(1,080.00)	Dr Charles Schwarts	Ebix, Inc.
3/8/2024		(1,000.00)	SUSAN PIOLI	Ebix, Inc.
3/8/2024		(1,000.00)	Hether Khosa	Ebix, Inc.
3/8/2024		(966.00)	Carolyn Donahoe	Ebix, Inc.
3/8/2024		(937.50)	ERIC ENDLICH, PHD	Ebix, Inc.
3/8/2024		(829.40)	Sherry Baker	Ebix, Inc.
3/8/2024		(762.00)	Kelley Allison Turner	Ebix, Inc.
3/8/2024		(750.00)	Travis Burke	Ebix, Inc.
3/8/2024		(616.00)	CATHERINE CREASMAN	Ebix, Inc.
3/8/2024		(571.00)	Craftsman Printing Inc	Ebix, Inc.
3/8/2024		(525.22)	MMS Inc d/b/a Medical	Ebix, Inc.
3/8/2024		(500.00)	Zorba Paster	Ebix, Inc.
3/8/2024		(475.00)	Michelle Vaughn	Ebix, Inc.
3/8/2024		(210.00)	Elika Hoss	Ebix, Inc.
3/8/2024		(200.00)	Joshua Nazeer Omade’	Ebix, Inc.
3/8/2024		(197.63)	Atlanta Office Technol	Ebix, Inc.
3/8/2024		(165.00)	Sandy Mardant	Ebix, Inc.
3/8/2024		(150.00)	Joseph Bavitz	Ebix, Inc.
3/8/2024		(60.00)	Josef Shargorodsky	Ebix, Inc.
3/8/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/8/2024	14428	(600.00)	Stuart Jay Padove	Ebix, Inc.
3/8/2024	14459	(125.00)	James B. Macdonald	Ebix, Inc.
3/8/2024	14483	(1,175.01)	Aleix Bazzi	Ebix, Inc.
3/8/2024	14484	(4,335.40)	CenturyLink Communications	Ebix, Inc.
3/8/2024	14488	(100.00)	RICHARD GOLDFARB MD	Ebix, Inc.
3/8/2024	14505	(800.00)	WILLIAM G WEPPNER, MD,MPH,FACP	Ebix, Inc.
3/8/2024	14529	(1,200.00)	Maria McIntire	Ebix, Inc.
3/8/2024		(47,060.53)	ANTHEM BLUE I01O	Ebix, Inc.
3/8/2024		(362,521.01)	FIRST INSURANCE	Ebix, Inc.
3/8/2024		(273.40)	AppRiver	Ebix, Inc.
3/8/2024		(255.80)	Cintas Corporation	Ebix, Inc.
3/8/2024		(667.80)	Delta Airlines	Ebix, Inc.
3/8/2024		(2,253.96)	Filterbuy.com	Ebix, Inc.
3/8/2024		(500.00)	Google	Ebix, Inc.
3/8/2024		(16.99)	Lyft	Ebix, Inc.
3/8/2024		(16.96)	Lyft	Ebix, Inc.
3/8/2024		(2,000.00)	Amit Kumar Chouksey	Ebix, Inc.
3/8/2024		(40,000.00)	Bank of New York Mellon	Ebix, Inc.
3/8/2024		(100.00)	Chad Burke	Ebix, Inc.
3/8/2024		(3,000.00)	Gagan Garg	Ebix, Inc.
3/8/2024		(1,892.13)	Iao Seng Teng Janbro	Ebix, Inc.
3/8/2024		(30,000.00)	Jill M Krueger	Ebix, Inc.
3/8/2024		(85,953.18)	Microsoft Azure	Ebix, Inc.
3/8/2024		(251,077.00)	Omni Agent Solutions	Ebix, Inc.
3/11/2024		(1,590.70)	Paycom Payroll	Ebix, Inc.
3/11/2024	14305	(250.00)	Sarah Vick	Ebix, Inc.
3/11/2024	14344	(233.79)	Michael Edward Kallen	Ebix, Inc.
3/11/2024	14389	(125.00)	Sarah Vick	Ebix, Inc.
3/11/2024	14434	(750.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
3/11/2024	14437	(125.00)	Sarah Vick	Ebix, Inc.
3/11/2024	14445	(300.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
3/11/2024	14457	(49.00)	Donald F Kirby	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 25 of 32

Date	Check Number	Amount	Vendor	Entity
3/11/2024	14469	(300.00)	Charles Randall Powell II	Ebix, Inc.
3/11/2024	14482	(600.00)	Janet Louise Barrall	Ebix, Inc.
3/11/2024	14487	(900.00)	FRANKLIN W. LUSBY, M.D.	Ebix, Inc.
3/11/2024	14497	(2,400.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
3/11/2024	14500	(400.00)	DAVID Charles RETTEW	Ebix, Inc.
3/11/2024	14503	(1,500.00)	Rabie Shanti	Ebix, Inc.
3/11/2024	14511	(1,500.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
3/11/2024	14513	(200.00)	Philip Carullo	Ebix, Inc.
3/11/2024	14516	(1,000.00)	Matthew Conlon	Ebix, Inc.
3/11/2024	14518	(4,300.00)	MARK F. DITMAR, MD	Ebix, Inc.
3/11/2024	14523	(1,250.00)	Deborah L Hurd	Ebix, Inc.
3/11/2024	14526	(2,746.74)	JOSHUA KLEIN	Ebix, Inc.
3/11/2024	14533	(625.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
3/11/2024	14536	(5,650.29)	COMPUTERSHARE INC	Ebix, Inc.
3/11/2024	14540	(1,300.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
3/11/2024	14541	(600.00)	ELIZABETH MONTGOMERY, MD	Ebix, Inc.
3/11/2024	14542	(311.25)	Optum	Ebix, Inc.
3/11/2024	14544	(1,718.84)	SCHINDLER ELEVATOR CORPORATION	Ebix, Inc.
3/11/2024	14545	(2,895.58)	SCHINDLER ELEVATOR CORPORATION	Ebix, Inc.
3/11/2024	14547	(250.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
3/11/2024	14548	(908.54)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
3/11/2024	14549	(724.30)	UPS	Ebix, Inc.
3/11/2024	14550	(125.00)	Sarah Vick	Ebix, Inc.
3/11/2024	14562	(1,000.00)	Thomas McCarty	Ebix, Inc.
3/11/2024		(81,315.99)	Paycom Payroll	Ebix, Inc.
3/11/2024		(11.19)	UPSBILLCTR	Ebix, Inc.
3/11/2024		(1,163.74)	1000bulbs.com	Ebix, Inc.
3/11/2024		(316.78)	Alila Napa Valley	Ebix, Inc.
3/11/2024		(62.40)	Amazon.com	Ebix, Inc.
3/11/2024		(21.19)	Amazon.com	Ebix, Inc.
3/11/2024		(80.98)	Amazon.com	Ebix, Inc.
3/11/2024		(19.99)	Amazon.com	Ebix, Inc.
3/11/2024		(82.18)	Amazon.com	Ebix, Inc.
3/11/2024		(60.47)	Amazon.com	Ebix, Inc.
3/11/2024		(87.74)	Amazon.com	Ebix, Inc.
3/11/2024		(286.00)	Extra Space	Ebix, Inc.
3/11/2024		(500.00)	Google	Ebix, Inc.
3/11/2024		(500.00)	Google	Ebix, Inc.
3/11/2024		(375.00)	KLAVIYO INC.	Ebix, Inc.
3/11/2024		(16.97)	Lyft	Ebix, Inc.
3/11/2024		(79.49)	Microsoft	Ebix, Inc.
3/11/2024		(49.99)	Paypal	Ebix, Inc.
3/11/2024		(200.00)	Twilio	Ebix, Inc.
3/11/2024		(64.91)	Twilio	Ebix, Inc.
3/11/2024		(2,072.04)	Vonage	Ebix, Inc.
3/12/2024	14125	(150.00)	Vadim Dushkin	Ebix, Inc.
3/12/2024	14507	(10,875.00)	STEVEN B. ABRAMS INC	Ebix, Inc.
3/12/2024	14508	(1,000.00)	Carmen Andreescu	Ebix, Inc.
3/12/2024	14512	(1,000.00)	Ellen Bubrick, MD	Ebix, Inc.
3/12/2024	14522	(4,500.00)	JEFFREY GLASHEEN	Ebix, Inc.
3/12/2024	14527	(1,000.00)	Robert Laureno	Ebix, Inc.
3/12/2024	14535	(157.77)	AT&T MOBILITY	Ebix, Inc.
3/12/2024	14539	(50.00)	Health Industry Business Communication Council	Ebix, Inc.
3/12/2024	14566	(1,000.00)	Michael Silber	Ebix, Inc.
3/12/2024		(200.00)	PNC Bank	Ebix, Inc.
3/12/2024		(2,559.16)	Paycom Payroll	Ebix, Inc.
3/12/2024		(58.87)	Amazon.com	Ebix, Inc.
3/12/2024		(83.92)	Amazon.com	Ebix, Inc.
3/12/2024		(85.84)	Amazon.com	Ebix, Inc.
3/12/2024		(756.20)	Delta Airlines	Ebix, Inc.
3/12/2024		(493.20)	Delta Airlines	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 26 of 32

Date	Check Number	Amount	Vendor	Entity
3/12/2024		(500.00)	Google	Ebix, Inc.
3/12/2024		(500.00)	Google	Ebix, Inc.
3/12/2024		(1,262.83)	Hotels.com	Ebix, Inc.
3/12/2024		(1,197.22)	Hotels.com	Ebix, Inc.
3/12/2024		(967.54)	Hotels.com	Ebix, Inc.
3/12/2024		(380.23)	Hotels.com	Ebix, Inc.
3/12/2024		(4,548.56)	Hubspot	Ebix, Inc.
3/12/2024		(90.00)	Rustici Software	Ebix, Inc.
3/13/2024	14463	(300.00)	Kevin T McVary	Ebix, Inc.
3/13/2024	14470	(250.00)	GREG PRESSMAN	Ebix, Inc.
3/13/2024	14510	(1,000.00)	Jose Biller	Ebix, Inc.
3/13/2024	14514	(1,000.00)	K N Roy Chengappa	Ebix, Inc.
3/13/2024	14517	(300.00)	Juan Javier-Desloges	Ebix, Inc.
3/13/2024	14521	(450.00)	Craig M Garver	Ebix, Inc.
3/13/2024	14530	(600.00)	Travis Nelson	Ebix, Inc.
3/13/2024	14538	(150.00)	Craig M Garver	Ebix, Inc.
3/13/2024	14546	(600.00)	JOHN SCHWANKHAUS, MD	Ebix, Inc.
3/13/2024	14551	(2,055.65)	VSC Fire & Security, Inc	Ebix, Inc.
3/13/2024	14558	(750.00)	Alex Israel	Ebix, Inc.
3/13/2024	14560	(4,900.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
3/13/2024		(27,606.10)	Paycom Payroll	Ebix, Inc.
3/13/2024		(29,522.54)	Paycom Payroll	Ebix, Inc.
3/13/2024		(1,775.11)	Paycom Payroll	Ebix, Inc.
3/13/2024		(15,695.22)	UPSBILLCTR	Ebix, Inc.
3/13/2024		(576.20)	Delta Airlines	Ebix, Inc.
3/13/2024		(489.20)	Delta Airlines	Ebix, Inc.
3/13/2024		(500.00)	Google	Ebix, Inc.
3/13/2024		(18.94)	Lyft	Ebix, Inc.
3/13/2024		(525.05)	Staples Inc	Ebix, Inc.
3/14/2024		(1,173,433.80)	Paycom Payroll	Ebix, Inc.
3/14/2024	14490	(100.00)	Thomas E Knight	Ebix, Inc.
3/14/2024	14493	(3,000.00)	KARL J. KREDER, MD	Ebix, Inc.
3/14/2024	14528	(1,000.00)	Giovanna Manzano	Ebix, Inc.
3/14/2024	14534	(125.00)	Hannah X Chen	Ebix, Inc.
3/14/2024	14543	(4,128.42)	Pitney Bowes Bank Inc Purchase Power	Ebix, Inc.
3/14/2024		(1,455.27)	UPSBILLCTR	Ebix, Inc.
3/14/2024		(84.96)	Amazon.com	Ebix, Inc.
3/14/2024		(40.48)	Amazon.com	Ebix, Inc.
3/14/2024		(21.17)	Amazon.com	Ebix, Inc.
3/14/2024		(21.93)	Amazon.com	Ebix, Inc.
3/14/2024		(19.97)	Amazon.com	Ebix, Inc.
3/14/2024		(38.61)	Amazon.com	Ebix, Inc.
3/14/2024		(89.15)	Amazon.com	Ebix, Inc.
3/14/2024		(2,007.00)	Datatech Smart Soft	Ebix, Inc.
3/14/2024		(500.00)	Google	Ebix, Inc.
3/14/2024		(500.00)	Google	Ebix, Inc.
3/14/2024		1,197.22	Hotels.com	Ebix, Inc.
3/14/2024		(270.53)	Indeed.com	Ebix, Inc.
3/14/2024		(17.99)	Lyft	Ebix, Inc.
3/14/2024		(13.90)	Lyft	Ebix, Inc.
3/15/2024		(44,504.26)	Amazon Web Services	Ebix, Inc.
3/15/2024		(28,684.47)	Anu Agrawal Marketing	Ebix, Inc.
3/15/2024		(25,000.00)	Ascension Growth	Ebix, Inc.
3/15/2024		(15,000.00)	Stellar Consulting Sol	Ebix, Inc.
3/15/2024		(8,000.00)	Donald L Deye	Ebix, Inc.
3/15/2024		(5,850.00)	Dan Celia	Ebix, Inc.
3/15/2024		(5,000.00)	Elie M. Ferneini, MD,	Ebix, Inc.
3/15/2024		(4,987.50)	Philomena Dicicco	Ebix, Inc.
3/15/2024		(3,850.00)	Philip Patel - ACH	Ebix, Inc.
3/15/2024		(3,280.00)	EMILY MEALER	Ebix, Inc.
3/15/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 27 of 32

Date	Check Number	Amount	Vendor	Entity
3/15/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
3/15/2024		(2,700.00)	Verimed Healthcare Net	Ebix, Inc.
3/15/2024		(2,600.00)	Travis Burke	Ebix, Inc.
3/15/2024		(2,587.50)	David Dugdale	Ebix, Inc.
3/15/2024		(2,500.00)	Prentiss Taylor	Ebix, Inc.
3/15/2024		(2,362.50)	Kimberly Schrank	Ebix, Inc.
3/15/2024		(2,362.50)	Kimberly Schrank	Ebix, Inc.
3/15/2024		(2,300.00)	Sandeep Kaur Dhaliwal	Ebix, Inc.
3/15/2024		(2,212.70)	DEBORAH GUIN	Ebix, Inc.
3/15/2024		(2,100.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
3/15/2024		(1,789.97)	Guardian Concentration	Ebix, Inc.
3/15/2024		(1,760.00)	Renee Cocchi	Ebix, Inc.
3/15/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
3/15/2024		(1,425.00)	Thomas Metkus	Ebix, Inc.
3/15/2024		(1,404.00)	CATHERINE CREASMAN	Ebix, Inc.
3/15/2024		(1,400.00)	Jamie Lynn Byram	Ebix, Inc.
3/15/2024		(1,395.00)	MMS Inc d/b/a Medical	Ebix, Inc.
3/15/2024		(1,377.00)	Amy I Hall	Ebix, Inc.
3/15/2024		(1,000.00)	William Steinberg	Ebix, Inc.
3/15/2024		(1,000.00)	David B. Powers	Ebix, Inc.
3/15/2024		(1,000.00)	Srinivasa Rama Chandra	Ebix, Inc.
3/15/2024		(1,000.00)	Frank D Brodkey	Ebix, Inc.
3/15/2024		(880.00)	Frank N Salamone	Ebix, Inc.
3/15/2024		(880.00)	Zhen Gooi	Ebix, Inc.
3/15/2024		(800.00)	JOHN VL SHEFFIELD	Ebix, Inc.
3/15/2024		(800.00)	Michael F. Krug	Ebix, Inc.
3/15/2024		(750.00)	Jay Lebow	Ebix, Inc.
3/15/2024		(660.00)	Sunanda Kane	Ebix, Inc.
3/15/2024		(594.00)	Alan B. Grosbach	Ebix, Inc.
3/15/2024		(500.00)	Thomas Halaszynski	Ebix, Inc.
3/15/2024		(375.00)	George John Linsenmey	Ebix, Inc.
3/15/2024		(360.00)	Kelley Allison Turner	Ebix, Inc.
3/15/2024		(350.00)	Mineral Inc	Ebix, Inc.
3/15/2024		(187.50)	Kimberly Angeles Wake	Ebix, Inc.
3/15/2024		(125.00)	Michael T Vest	Ebix, Inc.
3/15/2024		(37.05)	DF Inst	Ebix, Inc.
3/15/2024		(28.50)	Iterable Inc	Ebix, Inc.
3/15/2024	13198	(6,824.52)	Massachusetts General Physicians Organization	Ebix, Inc.
3/15/2024	13841	(1,000.00)	Michelle M Kittleson	Ebix, Inc.
3/15/2024	14362	(900.66)	Massachusetts General Physicians Organization	Ebix, Inc.
3/15/2024	14410	(125.00)	DENNIS T. CHANG	Ebix, Inc.
3/15/2024	14417	(283.68)	Kenneth Holtyn	Ebix, Inc.
3/15/2024	14489	(200.00)	Michelle M Kittleson	Ebix, Inc.
3/15/2024	14520	(3,000.00)	Cinthia Elkins	Ebix, Inc.
3/15/2024	14524	(1,000.00)	Michelle M Kittleson	Ebix, Inc.
3/15/2024	14554	(900.00)	JOHN GATTI, MD	Ebix, Inc.
3/15/2024		(608.20)	American Airlines	Ebix, Inc.
3/15/2024		(489.20)	Delta Airlines	Ebix, Inc.
3/15/2024		(107.82)	Expedia	Ebix, Inc.
3/15/2024		(1,209.18)	Hotels.com	Ebix, Inc.
3/15/2024		(963.71)	Hotels.com	Ebix, Inc.
3/15/2024		(18.97)	Lyft	Ebix, Inc.
3/15/2024		(15.84)	Lyft	Ebix, Inc.
3/15/2024		(2,505.89)	Microsoft	Ebix, Inc.
3/15/2024		(14.16)	name-cheap.com	Ebix, Inc.
3/15/2024		(2,219.40)	Cara Rosenbloom	Ebix, Inc.
3/15/2024		(100.00)	Chad Burke	Ebix, Inc.
3/15/2024		(44,665.21)	Google Inc	Ebix, Inc.
3/15/2024		(22,347.33)	Microsoft Azure	Ebix, Inc.
3/15/2024		(90,000.00)	USPS	Ebix, Inc.
3/18/2024		(700.00)	Robert Hudak	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 28 of 32

Date	Check Number	Amount	Vendor	Entity
3/18/2024		(7,019.79)	Citizens Bank	Ebix, Inc.
3/18/2024	14447	(500.00)	Chad Burke	Ebix, Inc.
3/18/2024	14531	(1,000.00)	Anil Rustgi	Ebix, Inc.
3/18/2024	14537	(2,008.50)	EXHIBITS SOUTH	Ebix, Inc.
3/18/2024	14552	(300.00)	MARC WINKELMAN	Ebix, Inc.
3/18/2024	14559	(1,000.00)	Julie Kmiec	Ebix, Inc.
3/18/2024	14561	(1,000.00)	Stephan Mayer	Ebix, Inc.
3/18/2024	14567	(900.00)	Ryan Lawrence Steinberg	Ebix, Inc.
3/18/2024	14570	(2,250.00)	MARC WINKELMAN	Ebix, Inc.
3/18/2024		(241.16)	DOR ITS PAYMENTS	Ebix, Inc.
3/18/2024		(5,431.16)	Paycom Payroll	Ebix, Inc.
3/18/2024		(572.69)	FEDERAL EXPRESS	Ebix, Inc.
3/18/2024		(4,069.32)	IA DEPT OF REV	Ebix, Inc.
3/18/2024		(74.65)	ME BUREAU OF TAX	Ebix, Inc.
3/18/2024		(1,745.84)	MI Business Tax	Ebix, Inc.
3/18/2024		(4,728.40)	OPTUM BANK	Ebix, Inc.
3/18/2024		2,500.00	RETURN SETTLE	Ebix, Inc.
3/18/2024		(29.21)	Amazon.com	Ebix, Inc.
3/18/2024		(60.99)	Amazon.com	Ebix, Inc.
3/18/2024		(19.99)	Amazon.com	Ebix, Inc.
3/18/2024		(60.47)	Amazon.com	Ebix, Inc.
3/18/2024		(22.98)	Amazon.com	Ebix, Inc.
3/18/2024		(19.99)	Amazon.com	Ebix, Inc.
3/18/2024		(60.99)	Amazon.com	Ebix, Inc.
3/18/2024		(0.99)	Apple	Ebix, Inc.
3/18/2024		(500.00)	Google	Ebix, Inc.
3/18/2024		(500.00)	Google	Ebix, Inc.
3/18/2024		(510.09)	Hotels.com	Ebix, Inc.
3/18/2024		380.23	Hotels.com	Ebix, Inc.
3/18/2024		(16.99)	Lyft	Ebix, Inc.
3/18/2024		(235.00)	Samsclub	Ebix, Inc.
3/18/2024		(419.78)	United Airlines	Ebix, Inc.
3/18/2024		(647.53)	Web Network Solutions	Ebix, Inc.
3/18/2024		(582.86)	Web Network Solutions	Ebix, Inc.
3/18/2024		(293,952.39)	FTI Consulting Inc	Ebix, Inc.
3/18/2024		(765,951.01)	Mayer Brown LLP	Ebix, Inc.
3/19/2024	14575	(600.00)	Oral and Maxillofacial Surgery Affiliates LTD	Ebix, Inc.
3/19/2024	14585	(776.95)	CANON FINANCIAL SERVICES, INC	Ebix, Inc.
3/19/2024		(267.44)	Alabama Department of Revenue	Ebix, Inc.
3/19/2024		(1.89)	AL ONESPOT TAX	Ebix, Inc.
3/19/2024		(15,000.00)	COMMWLTHOFPAPATH	Ebix, Inc.
3/19/2024		(129,530.09)	Paycom Payroll	Ebix, Inc.
3/19/2024		(4,176.54)	Paycom Payroll	Ebix, Inc.
3/19/2024		(1,309.00)	MN DEPT OF REVEN	Ebix, Inc.
3/19/2024		(542.91)	NC DEPT REVENUE	Ebix, Inc.
3/19/2024		(3,458.71)	SC DEPT REVENUE	Ebix, Inc.
3/19/2024		(22,236.98)	STATE COMPTRLR	Ebix, Inc.
3/19/2024		(17,292.18)	SUN LIFE CANADA	Ebix, Inc.
3/19/2024		(13,458.11)	SUN LIFE CANADA	Ebix, Inc.
3/19/2024		(403.88)	Wisconsin Department of Revenue	Ebix, Inc.
3/19/2024		(83.47)	Amazon.com	Ebix, Inc.
3/19/2024		(21.19)	Amazon.com	Ebix, Inc.
3/19/2024		(19.99)	Amazon.com	Ebix, Inc.
3/19/2024		(63.47)	Amazon.com	Ebix, Inc.
3/19/2024		(19.98)	Amazon.com	Ebix, Inc.
3/19/2024		(86.27)	Amazon.com	Ebix, Inc.
3/19/2024		(127.90)	Cintas Corporation	Ebix, Inc.
3/19/2024		(676.20)	Delta Airlines	Ebix, Inc.
3/19/2024		(500.00)	Google	Ebix, Inc.
3/19/2024		(516.95)	Hotels.com	Ebix, Inc.
3/20/2024	14515	(1,000.00)	Raymond Chung	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 29 of 32

Date	Check Number	Amount	Vendor	Entity
3/20/2024	14553	(13,019.00)	BALCH & BINGHAM, LLP	Ebix, Inc.
3/20/2024	14556	(800.00)	ALICIA L HAUPT	Ebix, Inc.
3/20/2024	14592	(1,500.00)	JEFFREY GLASHEEN	Ebix, Inc.
3/20/2024	14601	(600.00)	Walter E Pofahl II	Ebix, Inc.
3/20/2024		(9,599.59)	AZ DEPT OF REV	Ebix, Inc.
3/20/2024		(4,664.22)	COMMWLTHOFPAPATH	Ebix, Inc.
3/20/2024		(112,834.07)	Paycom Payroll	Ebix, Inc.
3/20/2024		(1,245.22)	Paycom Payroll	Ebix, Inc.
3/20/2024		(724.09)	FLA DEPT REVENUE	Ebix, Inc.
3/20/2024		(62.00)	STATE OF LOUISIA	Ebix, Inc.
3/20/2024		(807.87)	VA DEPT TAXATION	Ebix, Inc.
3/20/2024		(39.90)	Amazon.com	Ebix, Inc.
3/20/2024		(429.20)	Delta Airlines	Ebix, Inc.
3/20/2024		(211.36)	GoDaddy.com	Ebix, Inc.
3/20/2024		(500.00)	Google	Ebix, Inc.
3/20/2024		(500.00)	Google	Ebix, Inc.
3/20/2024		(17.99)	Lyft	Ebix, Inc.
3/20/2024		(15.83)	Lyft	Ebix, Inc.
3/20/2024		(2,504.75)	Microsoft	Ebix, Inc.
3/20/2024		(407.56)	United Airlines	Ebix, Inc.
3/20/2024		(103.00)	Wounded Warrior Project	Ebix, Inc.
3/21/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/21/2024		1,830.13	Citizens Bank	Ebix, Inc.
3/21/2024	14555	(1,000.00)	Jason Harris, MD	Ebix, Inc.
3/21/2024	14578	(2,123.83)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
3/21/2024	14579	(678.58)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
3/21/2024	14580	(2,992.24)	UPS	Ebix, Inc.
3/21/2024	14586	(4,408.31)	AT&T MOBILITY	Ebix, Inc.
3/21/2024	14588	(20.00)	Federation of Chirop Lic Board	Ebix, Inc.
3/21/2024	14603	(660.00)	INGRAM ROBERTS MD	Ebix, Inc.
3/21/2024	14608	(792.00)	TODD M. TUTTLE, MD	Ebix, Inc.
3/21/2024		(5.00)	TD Bank	Ebix, Inc.
3/21/2024		(883.00)	IL DEPT OF REVEN	Ebix, Inc.
3/21/2024		(43,457.72)	NYS DTF SALES	Ebix, Inc.
3/21/2024		(19.99)	Amazon.com	Ebix, Inc.
3/21/2024		(69.00)	Fueled, Inc	Ebix, Inc.
3/21/2024		(500.00)	Google	Ebix, Inc.
3/21/2024		(15.87)	Lyft	Ebix, Inc.
3/21/2024		(362.21)	DirecTV	Ebix, Inc.
3/21/2024		(1,055,860.84)	Regions Bank	Ebix, Inc.
3/22/2024		(61,931.22)	Craftsman Printing Inc	Ebix, Inc.
3/22/2024		(37,357.64)	Datasite	Ebix, Inc.
3/22/2024		(28,538.29)	Solex Fusion	Ebix, Inc.
3/22/2024		(27,296.28)	365 Operating Co LLC	Ebix, Inc.
3/22/2024		(23,826.30)	Cyxtera Communications	Ebix, Inc.
3/22/2024		(15,909.09)	Lockton	Ebix, Inc.
3/22/2024		(15,000.00)	Pitney Bowes Bank In	Ebix, Inc.
3/22/2024		(11,559.00)	Persistent Systems Inc	Ebix, Inc.
3/22/2024		(9,839.26)	Foreign Language Serv	Ebix, Inc.
3/22/2024		(8,200.00)	Keyword Artist	Ebix, Inc.
3/22/2024		(5,000.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
3/22/2024		(4,123.70)	DTCC Solutions LLC	Ebix, Inc.
3/22/2024		(3,673.79)	Guardian Concentration	Ebix, Inc.
3/22/2024		(3,610.00)	Philomena Dicicco	Ebix, Inc.
3/22/2024		(3,604.70)	Amy I Hall	Ebix, Inc.
3/22/2024		(3,390.90)	Provident Life & Acci	Ebix, Inc.
3/22/2024		(3,000.00)	COALITION TECHNOLOGIES	Ebix, Inc.
3/22/2024		(2,501.57)	LinkConnector Corporat	Ebix, Inc.
3/22/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
3/22/2024		(1,000.00)	Ana Echenique	Ebix, Inc.
3/22/2024		(1,000.00)	Lauren Nicole Chatham	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 30 of 32

Date	Check Number	Amount	Vendor	Entity
3/22/2024		(900.00)	David Bushnell MD	Ebix, Inc.
3/22/2024		(819.00)	Carolyn Donahoe	Ebix, Inc.
3/22/2024		(777.00)	Prentiss Taylor	Ebix, Inc.
3/22/2024		(724.00)	CATHERINE CREASMAN	Ebix, Inc.
3/22/2024		(700.00)	Stuart Jay Padove	Ebix, Inc.
3/22/2024		(700.00)	Rebecca Miller	Ebix, Inc.
3/22/2024		(700.00)	Nadine Melhem	Ebix, Inc.
3/22/2024		(600.00)	Joshua Nazeer Omade’	Ebix, Inc.
3/22/2024		(574.04)	Nalco Water	Ebix, Inc.
3/22/2024		(510.00)	Frank D Brodkey	Ebix, Inc.
3/22/2024		(500.00)	Judith Joyce, MD	Ebix, Inc.
3/22/2024		(425.00)	Michelle Vaughn	Ebix, Inc.
3/22/2024		(415.30)	ERIC ENDLICH, PHD	Ebix, Inc.
3/22/2024		(324.00)	Kelley Allison Turner	Ebix, Inc.
3/22/2024		(300.00)	Elisabeth Sebesta	Ebix, Inc.
3/22/2024		(300.00)	Kristen Meier	Ebix, Inc.
3/22/2024		(300.00)	Kevin T. McVary	Ebix, Inc.
3/22/2024		(250.00)	Nirav Patel	Ebix, Inc.
3/22/2024		(250.00)	Jason Alexander	Ebix, Inc.
3/22/2024		(210.00)	Stephanie Dunn	Ebix, Inc.
3/22/2024		(200.00)	Andrew Sedivy	Ebix, Inc.
3/22/2024		(200.00)	Raj Murali	Ebix, Inc.
3/22/2024		(200.00)	Luc Jasmin	Ebix, Inc.
3/22/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
3/22/2024		(140.00)	Tamar Ellman	Ebix, Inc.
3/22/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/22/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/22/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/22/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/22/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/22/2024		119.72	Citizens Bank	Ebix, Inc.
3/22/2024	14391	(168.85)	Ben White Consulting LLC	Ebix, Inc.
3/22/2024	14439	(750.00)	Gordon Arbess	Ebix, Inc.
3/22/2024	14583	(600.00)	Armstrong Transfer & Storage Co Inc	Ebix, Inc.
3/22/2024		(84,658.93)	Paycom Payroll	Ebix, Inc.
3/22/2024		(5,008.40)	OPTUM BANK	Ebix, Inc.
3/22/2024		(5,943.00)	TN STATE REVENUE	Ebix, Inc.
3/22/2024		(500.00)	Google	Ebix, Inc.
3/22/2024		(157.32)	A J R, INC.	Ebix, Inc.
3/22/2024		(27.85)	Lyft	Ebix, Inc.
3/22/2024		(21.80)	Lyft	Ebix, Inc.
3/22/2024		(16.99)	Lyft	Ebix, Inc.
3/22/2024		(828.50)	CRX International	Ebix, Inc.
3/22/2024		(300.00)	Dr Jennifer Bjazevic	Ebix, Inc.
3/22/2024		(200.00)	Dr Priya Ramachandran Menon	Ebix, Inc.
3/22/2024		(1,538.88)	Microsoft Azure	Ebix, Inc.
3/22/2024		(4,659.33)	National Securities Clearing	Ebix, Inc.
3/22/2024		(7,768.20)	USPS	Ebix, Inc.
3/25/2024	14358	(750.00)	Daniel Joseph Meara	Ebix, Inc.
3/25/2024	14498	(528.94)	Hirotake Oda	Ebix, Inc.
3/25/2024	14563	(1,000.00)	J Ricardo McFaline Figueroa	Ebix, Inc.
3/25/2024	14564	(1,500.00)	GREG PRESSMAN	Ebix, Inc.
3/25/2024	14565	(3,600.00)	DAVID Charles RETTEW	Ebix, Inc.
3/25/2024	14568	(1,000.00)	Benjamin Tolchin	Ebix, Inc.
3/25/2024	14593	(1,161.28)	Iron Mountain	Ebix, Inc.
3/25/2024	14602	(500.00)	GREG PRESSMAN	Ebix, Inc.
3/25/2024	14607	(1,439.18)	TASC	Ebix, Inc.
3/25/2024		(933.00)	AAO Colden	Ebix, Inc.
3/25/2024		(40.48)	Amazon.com	Ebix, Inc.
3/25/2024		(101.53)	Amazon.com	Ebix, Inc.
3/25/2024		(88.07)	Amazon.com	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 31 of 32

Date	Check Number	Amount	Vendor	Entity
3/25/2024		(41.99)	Amazon.com	Ebix, Inc.
3/25/2024		(26.86)	Amazon.com	Ebix, Inc.
3/25/2024		(64.18)	Amazon.com	Ebix, Inc.
3/25/2024		(40.48)	Amazon.com	Ebix, Inc.
3/25/2024		(19.99)	Amazon.com	Ebix, Inc.
3/25/2024		(45.98)	Amazon.com	Ebix, Inc.
3/25/2024		(60.46)	Amazon.com	Ebix, Inc.
3/25/2024		(685.20)	Delta Airlines	Ebix, Inc.
3/25/2024		(12.99)	GoDaddy.com	Ebix, Inc.
3/25/2024		(4,846.25)	Freeman	Ebix, Inc.
3/25/2024		(500.00)	Google	Ebix, Inc.
3/25/2024		(500.00)	Google	Ebix, Inc.
3/25/2024		(500.00)	Google	Ebix, Inc.
3/25/2024		(902.84)	Hotels.com	Ebix, Inc.
3/25/2024		(902.84)	Hotels.com	Ebix, Inc.
3/25/2024		(199.00)	SHOGUN LABS, INC.	Ebix, Inc.
3/25/2024		(536.96)	Southwest Airlines	Ebix, Inc.
3/25/2024		(40.00)	Southwest Airlines	Ebix, Inc.
3/25/2024		(42.99)	Web Network Solutions	Ebix, Inc.
3/25/2024		(37.99)	Web Network Solutions	Ebix, Inc.
3/25/2024		(7,768.20)	Skadden Arps Slate Meagher	Ebix, Inc.
3/26/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/26/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/26/2024	14416	(116.67)	STUART HENOCHOWICZ, M.D.	Ebix, Inc.
3/26/2024	14419	(1,400.00)	JOHN KOUTRAS	Ebix, Inc.
3/26/2024	14449	(300.00)	ROGER R. DMOCHOWSKI	Ebix, Inc.
3/26/2024	14492	(1,000.00)	JOHN KOUTRAS	Ebix, Inc.
3/26/2024	14506	(3,980.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
3/26/2024	14557	(400.00)	STUART HENOCHOWICZ, M.D.	Ebix, Inc.
3/26/2024	14576	(3,423.61)	Precision Data Systems	Ebix, Inc.
3/26/2024	14581	(20.19)	WAPAL Fund	Ebix, Inc.
3/26/2024	14591	(1,000.00)	Jody Glance	Ebix, Inc.
3/26/2024	14596	(850.00)	Sarah Ruth Lombardo	Ebix, Inc.
3/26/2024	14599	(1,500.00)	ARTHUR J. NOWAK DMD	Ebix, Inc.
3/26/2024	14610	(1,275.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
3/26/2024		(2,489.00)	CA DEPT TAX FEE	Ebix, Inc.
3/26/2024		(7,175.23)	Paycom Payroll	Ebix, Inc.
3/26/2024		(287.84)	KSDEPTOFREVENUE	Ebix, Inc.
3/26/2024		(127.90)	Cintas Corporation	Ebix, Inc.
3/26/2024		(926.20)	Delta Airlines	Ebix, Inc.
3/26/2024		(10.00)	Delta Dental	Ebix, Inc.
3/26/2024		(12.99)	GoDaddy.com	Ebix, Inc.
3/26/2024		(500.27)	Indeed.com	Ebix, Inc.
3/27/2024		(1,892.13)	Iao Seng Teng Janbro	Ebix, Inc.
3/27/2024		(525.00)	Dennis C Daley	Ebix, Inc.
3/27/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/27/2024		(250.00)	Paycom Payroll	Ebix, Inc.
3/27/2024	14572	(740.00)	Donnelley Financial, LLC	Ebix, Inc.
3/27/2024	14574	(3,194.38)	ELIZABETH MONTGOMERY, MD	Ebix, Inc.
3/27/2024	14590	(750.00)	Pamela Fuller	Ebix, Inc.
3/27/2024		(18,151.05)	Paycom Payroll	Ebix, Inc.
3/27/2024		(70,371.08)	Paycom Payroll	Ebix, Inc.
3/27/2024		(5,325.65)	WA DEPT REVENUE	Ebix, Inc.
3/27/2024		(97.79)	Amazon.com	Ebix, Inc.
3/27/2024		(78.33)	Amazon.com	Ebix, Inc.
3/27/2024		(77.80)	Amazon.com	Ebix, Inc.
3/27/2024		(1,077.20)	Delta Airlines	Ebix, Inc.
3/27/2024		(1,129.00)	DirecTV	Ebix, Inc.
3/27/2024		(15.78)	GoDaddy.com	Ebix, Inc.
3/27/2024		(0.03)	Citizens Bank	Ebix, Inc.
3/27/2024		(370.15)	Enterprise	Ebix, Inc.

Case 23-80004-swe11  Doc 525  Filed 04/22/24  Entered 04/22/24 14:45:26  Desc

Main Document Page 32 of 32

Date	Check Number	Amount	Vendor	Entity
3/27/2024		(500.00)	Google	Ebix, Inc.
3/27/2024		312.13	Hotels.com	Ebix, Inc.
3/27/2024		(15.85)	Lyft	Ebix, Inc.
3/27/2024		(195.00)	MASS CONVENTIO	Ebix, Inc.
3/27/2024		(2,525.49)	Microsoft	Ebix, Inc.
3/27/2024		(161.42)	Stericycle	Ebix, Inc.
3/27/2024		(790,000.00)	Jefferies Finance LLC	Ebix, Inc.
3/27/2024		(12,231.80)	USPS	Ebix, Inc.
3/28/2024		(1,875,826.06)	Paycom Payroll	Ebix, Inc.
3/28/2024	14584	(800.00)	Janet Louise Barrall	Ebix, Inc.
3/28/2024	14587	(2,000.00)	Steven L Cohn	Ebix, Inc.
3/28/2024	14598	(26.07)	National Customer Suppot Ctr	Ebix, Inc.
3/28/2024	14606	(800.00)	Jill Marie Steiner	Ebix, Inc.
3/28/2024		(62.03)	Amazon.com	Ebix, Inc.
3/28/2024		(66.61)	Amazon.com	Ebix, Inc.
3/28/2024		(395.34)	Coca Cola	Ebix, Inc.
3/28/2024		(500.00)	Google	Ebix, Inc.
3/28/2024		(17.78)	Lyft	Ebix, Inc.
3/28/2024		(13.75)	Lyft	Ebix, Inc.
3/28/2024		(4.99)	Web Network Solutions	Ebix, Inc.
3/29/2024		(379.73)	Paycom Payroll	Ebix, Inc.
3/29/2024	14605	(198.00)	StarkOncology Consulting LLC	Ebix, Inc.
3/29/2024		(2,575.12)	PNC Bank	Ebix, Inc.
3/29/2024		(63.47)	Amazon.com	Ebix, Inc.
3/29/2024		(53.30)	GoDaddy.com	Ebix, Inc.
3/29/2024		(0.11)	Citizens Bank	Ebix, Inc.
3/29/2024		(4,548.56)	Hubspot	Ebix, Inc.
3/29/2024		(668.05)	A J R, INC.	Ebix, Inc.
3/29/2024		(18.74)	Lyft	Ebix, Inc.
3/29/2024		(16.90)	Lyft	Ebix, Inc.
3/29/2024		(2,253.68)	SHOGUN LABS, INC.	Ebix, Inc.
3/29/2024		(809.16)	Zoom	Ebix, Inc.
3/29/2024		(6,032,418.75)	Omni Agent Solutions	Ebix, Inc.

		$(20,105,164.93)		Ebix, Inc. Subtotal

		$(20,105,164.93)		Grand Total